UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2011

SMF ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(954) 308-4200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) & (e)  On November 17, 2011, Richard E. Gathright and the Company announced Mr. Gathright’s retirement as Chairman, Chief Executive Officer and President of SMF Energy Corporation (the “Company”).  Mr. Gathright’s retirement from the Board of Directors (the “Board”) and his position as Chairman of the Board was effective on November 16, 2011, when he entered into a retirement agreement with the Company (the “Retirement Agreement”).  Mr. Gathright will remain an employee of the Company until December 31, 2011, but will step down from his role as President and Chief Executive Officer of the Company on November 18, 2011.  The Board named Steven R. Goldberg, a current member of the Board, to succeed Mr. Gathright as Chief Executive Officer and President and elected Larry S. Mulkey, another longstanding Board member, to succeed Mr. Gathright as Chairman.

Pursuant to the Retirement Agreement, the Company will provide Mr. Gathright with retirement pay and benefits for a period of 12 months following the termination of his employment at his current salary of $384,190 (the “Retirement Pay”).  In addition to the Retirement Pay, the Company will also make a severance payment to Mr. Gathright equal to his current salary and benefits for a six month period, either ratably over the period between January 1, 2013, and June 30, 2013, or in a lump sum, as the Company elects.

The Retirement Agreement also changed the vesting schedule for Mr. Gathright’s currently unvested award of 62,000 restricted shares of the Company’s common stock (the “Restricted Stock”), previously granted to him pursuant to the Company’s 2009 Equity Incentive Plan (the “Plan”).  Instead of vesting in two installments of 31,000 shares each on November 1, 2012, and November 1, 2013, those installments of Restricted Stock will vest on July 31, 2012, and January 31, 2013, respectively.  In addition, Mr. Gathright’s fully vested options to purchase 22,224 shares of the Company’s common stock at an exercise price of $2.475 will remain fully exercisable until June 30, 2013.

The foregoing summary of the Retirement Agreement is qualified in its entirety by reference to the Retirement Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

(c)           The Board named Mr. Goldberg President and Chief Executive Officer of the Company, effective November 21, 2011.

Mr. Goldberg, 60, has served as a member of the Company’s Board of Directors since July 2005.  Since 2007, he has been President of Goldhammer Advisory LLC, specializing in M&A and corporate finance matters, located in Miami, Florida, and he has also been a Senior Advisor to Boyne Capital Partners, a private equity firm.  He has substantial experience in transportation and logistics businesses, having served in senior positions in finance and corporate development at Ryder System (and subsidiary), Republic Services and Arrow Cargo, as well as having held finance positions with Squibb Corporation and J. E. Seagram and Sons, Inc.

In connection with Mr. Goldberg’s appointment as Chief Executive Officer and President, Mr. Goldberg and the Company entered into an employment agreement (the “Employment Agreement”).

Pursuant to the Employment Agreement, Mr. Goldberg will receive an annual base salary of $350,000, which may be increased by the Board from time to time.  Mr. Goldberg will also receive, within 14 days of the execution of the Employment Agreement, 40,000 shares of Restricted Stock pursuant to the Plan (the “Special Inducement Award”), and may receive additional grants of up to 53,000 shares of Restricted Stock for each of the fiscal years 2012, 2013 and 2014, depending on whether the Company achieves specified performance targets (the “Performance Awards”). In addition, Mr. Goldberg is eligible to participate in the Company’s annual equity incentive plan as it may be established and developed by the Compensation Committee of the Board of Directors pursuant to which he and other senior officers may receive restricted stock awards based on achievement against goals established for the group.

Upon a termination of Mr. Goldberg’s employment by the Company without cause or by Mr. Goldberg for good reason, Mr. Goldberg shall be entitled to a severance payment equal to (i) (A) 50% of his annual salary if such termination occurs during the first year of his employment, (B) 100% of his annual salary if such termination occurs during the second year of his employment or (C) 150% of his annual salary if such termination occurs during or after the third year of his employment, plus (ii) any annual incentive bonuses earned but not yet paid for the completed full fiscal year immediately prior to the date of termination.

If Mr. Goldberg terminates his employment without good reason during the first three years of his employment, the Special Inducement Award and any Performance Awards shall be forfeited upon such termination; provided, however, that the Special Inducement Award shall be fully vested and not subject to such forfeiture after the first year of his employment.  In addition, upon any termination of Mr. Goldberg’s employment by the Company for cause, as defined in the Employment Agreement, all vested and unvested stock options, all vested or unvested shares of Restricted Stock, and any other vested or unvested equity compensation in the Company or any of its subsidiaries granted to Mr. Goldberg shall be forfeited upon such termination.  The Employment Agreement also includes customary non-disclosure, cooperation, non-disparagement, non-solicitation of customers and employees and non-competition covenants that will remain in force for a period of at least eighteen (18) months after the termination of Mr. Goldberg’s employment.

The foregoing summary of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

A press release announcing Mr. Gathright’s resignation and Mr. Goldberg’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Retirement Agreement, dated November 16, 2011, by and between SMF Energy Corporation and Richard E. Gathright.
10.2	Employment Agreement, dated November 16, 2011, by and between SMF Energy Corporation and Steven R. Goldberg.
99.1	Press release of SMF Energy Corporation, dated November 17, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2011	SMF ENERGY CORPORATION

	By:	/s/ Michael S. Shore
Michael S. Shore, Senior Vice President
& Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Retirement Agreement, dated November 16, 2011, by and between SMF Energy Corporation and Richard E. Gathright.
10.2	Employment Agreement, dated November 16, 2011, by and between SMF Energy Corporation and Steven R. Goldberg.
99.1	Press release of SMF Energy Corporation, dated November 17, 2011.